Investor Presentation Third Quarter 2006 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this presentation. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made.
We do not undertake any obligation to update or review any forward-
looking information, whether as a result of new information, future events or otherwise.

Special Note Regarding Forward Looking Statements (cont.)
Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint
Nextel ("Sprint"); a potential increase in the roaming rates we pay;
wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites;
the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the control over us by our two largest stockholders, CVC and
Quadrangle; provisions in our charter documents and Delaware law;
expenses of becoming a public company; the requirement to comply with
Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur.

Company Overview

Regionally-Focused Service Provider
Average of 26 MHz of PCS & AWS spectrum
5.1 million covered POPs
357K
(1)
retail subscribers (YoY increase of
9%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 23% YoY to $74
(1)
16% YoY Revenue growth
24% YoY Adjusted EBITDA growth
35% YTD Adjusted EBITDA margin (versus
32% one year ago)
34% Adjusted EBITDA margin in 3Q06
(versus 33% in 3Q05)
46K RLEC lines, 91% DSL coverage
46K CLEC lines, 98% commercial or institutional
16K broadband ports
7% YoY Revenue growth
6% YoY Adjusted EBITDA growth
56% YTD Adjusted EBITDA margin
Substantial free cash flow
Wireless ($312 Revenue / $105 EBITDA)
(1)
Wireline ($116 Revenue / $65 EBITDA)
(1)
Other NTELOS Retail Territories
NTELOS Retail / Sprint Nextel Wholesale Territories
Norfolk
Outer Banks
Washington, DC
Martinsville
Roanoke
Richmond
Charleston
Hagerstown
Morgantown
Winchester
Clarksburg-
Elkins
Bluefield
Beckley
Staunton-
Waynesboro
Charlottesville
Fredericksburg
Lynchburg
Huntington
Ashland
Harrisonburg
Fairmont
Danville
Greensboro, NC
To Carlisle, PA
(1) As of or for the twelve months ended September 30, 2006.
($ in millions)
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
Portsmouth

$20
$66
$87
$121
$147
$128
$110
37%
28%
23%
9%
35%
39%
38%
0
50
$100
$150
$200
2001 2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
$326
$290
$392
$343
$309
$280
$232
0
100
200
300
400
$500
2001 2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
Note: Pro forma to reflect the consolidation of R&B Communications and  West Virginia PCS Alliance as of 1/1/01.

nTelos
Sprint
Together with NEXTEL
Virgin
mobile
Disney mobile
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance

$83
$68
$15
$33
$66
$90
17%
28%
32%
9%
0
20
40
60
80
$100
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
33%
35%
$181
$161
$217
$183
$167
$138
$57
$46
$63
$52
$33
$34
$238
$207
$280
$235
$200
$172
0
50
100
150
200
250
300
$350
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
Retail   Wholesale
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
68 branded retail locations –
75% of gross additions (9-Months 2006)
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance
Improves economics for NTELOS national plans
Focus on higher value rate plans
Emphasis on Post-Pay and nAdvance spending limit plans
Expansion of data products and services

$2.65
$50.92
$50.70
$1.72
$52.42
$53.57
40
50
$60
9 Mo 2005 9 Mo 2006
Voice   Data
357
328
250
300
350
400
9/30
2005
9/30
2006
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Traditional Prepay or Paid in Advance
Service
No Credit Check
Fixed Buckets of Minutes
Long Distance, Features Available
Description Products
PostPay
PrePay
73% of Total Subs
$54.87 YTD ARPU
Nationwide – 56% of 3Q06
postpay gross adds; 31% of
3Q06 ending postpay subs
82% under contract; 14
months average remaining
Data Bundles: 31% of 3Q06
ending postpay subs
27% of Total Subs
$49.74 YTD ARPU

$22.46 $22.37
$31.20
$29.96
$52.42 $53.57
0
10
20
30
40
50
$60
9 Mo 2005 9 Mo 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$(.09)
Cash Profit/Subscriber Cash Cost/Subscriber
(1)
42%
41%
52%
49%
45%
42%
30
40
50
60%
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006

Retail Locations
NTELOS
Cingular
Alltel
Verizon Wireless
US Cellular
Sprint
T-Mobile

Churn %

$362
$358
3.2%
3.1%
2.3% 2.3%
200
300
400
$500
9 Mo 2005 9 Mo 2006
0
2
4
6
8%
CPGA   Total Churn   PostPay Churn
Extensive Retail Presence
(1)
Direct Distribution Model Improves Customer
Satisfaction
CPGA ($)/Churn (%)
14
7
20
23
28
27
5
11
4
6
16
24
5
8
8
6
17
17
19
24
37
50
68
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA
(1) As of December 31, 2005

T-Mobile
alltel
DOBSON CELLULAR SYSTEMS
nTelos
true blue wireless
Sprint
Together with NEXTEL
cingular
WIRELESS
U.S. Cellular
verizon wireless

14 NTELOS has the best regional coverage and offers the best value. Uniquely Positioned Competitively Value National Full Range Comparative Regional Geographic Coverage Price Position

$57
$34
$33
$52
$63
$46
0
20
40
60
$80
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
Wireless Wholesale Revenue
Strategic Network Alliance Leverages NTELOS’ Network
Began with Horizon PCS in 1999
Sprint Nextel acquired 97K
Horizon subscribers in July 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate with 3-year price protection
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB with 2-year price protection
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Reciprocal voice and data roaming rates
No capital/technology upgrade requirements
“Most Favored Nation” pricing on long distance rates

Established, Stable Wireline Business
45,677 RLEC access lines (YoY 3%
decline)
Access revenues increased 4% YoY
EBITDA increased 10% YoY
Margin expansion driven by controlled
operating costs
RLEC  ($60 Revenue / $46 EBITDA)
46,224 CLEC access lines (YoY 4%
increase)
Revenue growth YoY was 7%
Strategic Products revenue increased
11% YoY
Wholesale revenue increased 23% YoY
1,900 mile fiber-optic network
Broadband connections up 23% from
third quarter 2005.
Competitive
($56 Revenues / $19 EBITDA)
Greensboro, NC
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Note: As of and for the twelve months ended September 30, 2006
Greensboro, NC
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
($ in millions)

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
$45
$42
$48
$53
$56
$57
$40
$42
$54
$51
$52
$52
0
25
50
75
100
$125
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
RLEC   Competitive
$100
$105 $107
$111
$82
$87 $50
$58
$59
$62
$46
$49
50%
56%
55%
57%
56%
56%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, Verizon-Business, Qwest,
US Cellular, Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 91% of footprint
Rapid Cable offers only broadband service in Alleghany County
Adelphia
(1)
offers only broadband service in Augusta and
Botetourt Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Sprint Nextel
CLEC competition mainly from TelCove and Fibernet
Majority of CLEC customers are subject to multi-year agreements
(1) Acquired by Comcast

Financial Overview

Total Revenue
Wireless Drives Revenue Growth
($ in millions)
Wireless   Wireline   Other
$238
$92
$100
$105
$106
$111
$82
$87
$207
$280
$235
$200
$172
$130
$232
$281
$309
$343
$392
$290
$326
0
100
200
300
400
$500
2001 2002 2003 2004 2005 9 Mo 2005 9 Mo 2006
Wireless CAGR = 21%
Wireline CAGR  =   5%
Wireless CAGR = 15%
Wireline CAGR  =  6%
Note: Pro forma to reflect the consolidation of R&B Communications and  West Virginia PCS Alliance as of 1/1/01.

Wireless Growth Enhances EBITDA/Margin Growth
Total Adjusted EBITDA
($ in millions)
Consol. Adjusted EBITDA Margin %
Wireless   Wireline   Other
$66
$90
$68
$15
$33
$83
$58
$50
$59
$62
$46
$49
$110
$147
$121
$87
$66
$128
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006
Wireless CAGR =  82%
Wireline CAGR  =    7%
Wireless CAGR = 23%
Wireline CAGR  = 6%
39%
38%
37%
35%
28%
23%
0
10
20
30
40
50%
2002 2003 2004 2005 9 Mo
2005
9 Mo
2006

$20
$30
($8)
$29
$61
$58
$82
(20)
0
20
40
60
80
$100
$120
2002 2003 2004 2005 2006P
Discretionary CapEx
$78
$112
$20
$30
$33
$41
$36
$37
$49
$21
$17
$19
$20
$19
$3
$4
$6
$8
$7
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006P
$89
$60
$59
$73
$89
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(2)
(1) Based on the midpoint of the CapEx guidance range for 2006
(2) Based on the midpoint of the Adjusted EBITDA guidance range for 2006 less the midpoint of the 2006
CapEx
guidance range.
Wireless   Wireline
Other Discretionary
(1)

Capitalization
1
2
3
Adjusted EBITDA for 2005 is actual;  For 2006, 9 month adjusted EBITDA of $128.2 million has been annualized.
Amount for 12/31/05 are proforma to exclude $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.
Blended interest rate for 12/31/05 is proforma to exclude interest related to $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.
(dollars in millions)
12/31/05
Proforma
2
9/30/06
Adjusted EBITDA
1
146.8 $      170.9 $
Cash and cash equivalents 28.1 $        29.0 $
1st lien senior secured credit facility 396.0 $      626.8 $
2nd lien senior secured credit facility 225.0 -
Capital leases 1.1 1.2
Total Debt
2
622.1 $      628.0 $
Total Debt Leverage Ratio 4.24 x 3.68 x
Net Debt (total debt less cash and cash equivalents)
594.0 $      599.0 $
Net Debt Leverage Ratio 4.05 x 3.51 x
Blended Interest Rate
3
7.8% 6.9%

Common Stock Ownership as of September 30, 2006
Shares (in 000s) % of Total
Quadrangle Entities 12,263                   29.2%
CVC Entities * 12,269                   29.3%
Sub-total of Sponsors 24,532                   58.5%
NTELOS Mgt. and Employees 1,190                     2.8%
Public 16,210                   38.7%
Total Common Stock 41,932                   100.0%
* Includes approximately 114,000 shares of convertible Class B Common Stock

Summary
Consistently Strong Financial Performance
Positive Net Income
Diversified Business Model
High Growth Wireless Business; Stable Cash Flow from Multi-
Year Strategic Network Alliance Agreement
Growing retail subscriber base and network expansion
High-margin wholesale revenue
Strong spectrum position
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2005 2006
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $40 $38
Depreciation and Amortization 82 83 70 65 83 61 64
Capital and Operational Restructing
Charges - 4 2 1 15 16 -
Accretion of Asset Retirement Obligation - - 1 1 1 1 1
Advisory Termination Fees - - - - - - 13
Asset Impairment Charges - 403 1 - - - -
Gain on Sale of Assets (32) (8) - - (9) (9) -
Non-cash Compensation Charge - - - - 4 1 12
Adjusted EBITDA $20 $66 $87 $121 $147 $110 $128
9 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2005 2006
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $25 $38
Depreciation and Amortization 61 48 45 57 42 44
Accretion of Asset Retirement Obligation - 1 1 1 1 1
Asset Impairment Charges 367 - - - - -
Gain on Sale of Assets (3) - - - - -
Adjusted EBITDA $15 $33 $66 $90 $68 $83
Wireline
Operating Income (loss) $11 $37 $39 $36 $28 $29
Depreciation and Amortization 18 21 20 25 18 20
Asset Impairment Charges 21 - - - - -
Adjusted EBITDA $50 $58 $59 $61 $46 $49
9 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
9/30/2005 9/30/2006 2005 YTD 2006 YTD
Wireless communications revenue 72,086 $     81,233 $     207,154 $     238,396 $
Less: Equipment revenue from sales to new customers (2,956)         (3,846)         (9,178)           (11,386)
Less: Equipment revenue from sales to existing customers (930)            (1,316)         (2,668)           (3,607)
Less: Wholesale revenue (15,850)       (19,346)       (45,768)         (56,808)
Plus (Less): Other revenues, eliminations and adjustments 239             (32)              934               611
Wireless gross subscriber revenue 52,589 $     56,693 $     150,474 $     167,206 $
Less:  Paid in advance subscriber revenue (10,582)       (13,217)       (31,183)         (38,385)
Plus (Less): adjustments (263)            (95)              (1,072)           (821)
Wireless gross postpay subscriber revenue 41,744 $     43,381 $     118,219 $     128,000 $
Average subscribers 327,482      354,562      318,923        346,804
Total ARPU 53.53 $       53.30 $       52.42 $         53.57 $
Average postpay subscribers 247,690      261,940      241,468        259,220
Postpay ARPU 56.18 $       55.20 $       54.40 $         54.87 $
Wireless gross subscriber revenue 52,589 $     56,693 $     150,474 $     167,206 $
Less: Wireless voice and other feature revenue (50,672)       (53,804)       (145,549)       (158,934)
Wireless data revenue 1,917 $       2,889 $       4,925 $         8,272 $
Average subscribers 327,482      354,562      318,923        346,804
Total Data ARPU 1.95 $         2.72 $         1.72 $           2.65 $
Wireless gross postpay subscriber revenue 41,744 $     43,381 $     118,219 $     128,000 $
Less: Wireless postpay voice and other feature revenue (39,984)       (40,889)       (113,705)       (120,910)
Wireless postpay data revenue 1,760 $       2,492 $       4,514 $         7,090 $
Average postpay subscribers 247,690      261,940      241,468        259,220
Postpay data ARPU 2.37 $         3.17 $         2.08 $           3.04 $
Three Months Ended: Nine Months Ended:

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
9/30/2005 9/30/2006 2005 YTD 2006 YTD
Cost of wireless sales
14,558 $     17,748 $     42,927 $       50,511 $
Less: access, roaming, and other cost of sales (8,242)         (10,735)       (23,696)         (29,512)
Merchandise cost of sales 6,316 $       7,013 $       19,231 $       20,999 $
Total customer operations 22,624 $     25,033 $     66,224 $       73,937 $
Less Wireline and other segment expenses (3,307)         (3,955)         (10,260)         (12,665)
Less: Wireless customer care, billing, bad debt and other expenses (8,760)         (9,877)         (24,242)         (27,946)
Sales and marketing 10,557 $     11,201 $     31,722 $       33,326 $
Merchandise cost of sales 6,316 $       7,013 $       19,231 $       20,999 $
Sales and marketing 10,557        11,201        31,722          33,326
Less: Merchandise sales (2,956)         (3,881)         (9,178)           (11,455)
Total CPGA costs 13,917 $     14,333 $     41,775 $       42,870 $
Gross subscriber additions 36,344        42,156        115,541        119,784
CPGA 383 $          340 $          362 $            358 $
Three Months Ended: Nine Months Ended:

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
9/30/2005 9/30/2006 2005 YTD 2006 YTD
Maintenance and support 16,885 $     19,039 $     48,623 $       55,991 $
Less Wireline, other segment expenses (7,433)         (8,410)         (22,124)         (25,428)
Wireless maintenance and support 9,452 $       10,629 $     26,499 $       30,563 $
Corporate operations
9,025 $       6,708 $       21,927 $       28,172 $
Less Wireline, other segment, and corporate expenses (3,973)         (2,332)         (7,695)           (15,188)
Wireless corporate operations 5,052 $       4,376 $       14,232 $       12,984 $
Wireless maintenance and support 9,452 $       10,629 $     26,499 $       30,563 $
Wireless corporate operations 5,052          4,376          14,232          12,984
Wireless customer care, billing, bad debt and other expenses 8,760          9,877          24,242          27,946
Wireless access, roaming, and other cost of sales 8,242          10,735        23,696          29,512
Equipment revenue from sales to existing customers (930)            (1,316)         (2,667)           (3,607)
Total CCPU costs 30,576 $     34,301 $     86,002 $       97,398 $
Average subscribers 327,481      354,562      318,923        346,804
CCPU 31.12 $       32.25 $       29.96 $         31.20 $
Three Months Ended: Nine Months Ended:

Summary of Operating Results
($ in thousands)
1
2
3
4
Please see earnings release schedules available on the Company's website or NTELOS Holdings Corp. SEC Filings for reconciliations of adjusted EBITDA to operating income and to net income.
For purposes of this discussion and to provide comparable period financial results, results of NTELOS Inc. From January 1 to May 1, 2005 have been combined with NTELOS Holdings Corp. Results from May 2, 2005 to September 30,
2005.  NTELOS Holdings Corp. had no operating activities prior to its acquisition of NTELOS Inc. on May 2, 2005.
Other Operations expense includes fees paid under advisory agreements with CVC Management LLC and Quadrangle Advisors LLC whereby they provide advisory and other services to the Company for an annual advisory fee of
$2.0 million. The Company recognized $0.3 million, $0.5 million and $0.5 million of advisory fees in the second, third and fourth quarters of 2005, respectively and $0.5 million for first quarter 2006.  These advisory agreements were terminated in February 2006 for a termination fee of $12.9 million.  See NTELOS Holdings Corp. Form 10-K for the year ended December 31, 2005 for further details.
Wireline revenues were previously reported net of certain long distance network expenses in the Competitive segment.  These expenses totaled $0.5 million for each quarter of 2005 and $0.6 million each for first, second and third quarters of 2006 and have been reclassified to operating expenses for all periods presented.
Mar 31, 2005¹
June 30, 2005¹
Sep 30, 2005 Dec 31, 2005 Mar 31, 2006 June 30, 2006 Sept.30, 2006 Sept.30, 2006
Operating Revenues
Wireless PCS Operations 65,643 $      69,425 $      72,086 $            73,149 $          77,575 $            79,588 $            81,233 $            207,154 $      238,396 $
Subscriber Revenues 46,601 50,199 52,194 51,785 54,252 55,199 56,500 148,994 165,951
Wholesale/Roaming Revenues, net 14,610 15,308 15,850 16,883 18,287 19,175 19,346 45,768 56,808
Equipment Revenues 4,244 3,716 3,886 4,287 4,829 5,002 5,162 11,846 14,993
Other Revenues 188 202 156 194 207 212 225 546 644
Wireline Operations
3
RLEC 14,361 13,668 13,995 14,962 14,720 14,843 15,711 42,024 45,274
Competitive Wireline 12,772 13,544 13,962 13,739 13,784 14,081 14,077 40,278 41,942
Wireline Total 27,133 27,212 27,957 28,701 28,504 28,924 29,788 82,302 87,216
Other Operations 277 190 222 223 188 227 203 689 618
93,053 $      96,827 $      100,265 $          102,073 $        106,267 $          108,739 $          111,224 $          290,145 $      326,230 $
Operating Expenses
Wireless PCS Operations 45,251 $      45,993 $      48,379 $            50,972 $          49,622 $            51,876 $            53,831 $            139,623 $      155,329 $
Cost of Sales -Equipment 6,558 6,357 6,316 6,367 7,002 6,984 7,013 19,231 20,999
Cost of Sales -Access & Other 7,124 8,330 8,242 7,990 8,797 9,980 10,735 23,696 29,512
Maintenance and Support 8,623 8,424 9,452 9,663 9,842 10,092 10,629 26,499 30,563
Customer Operations 18,544 18,103 19,317 22,056 19,566 20,627 21,078 55,964 61,271
Corporate Operations 4,402 4,779 5,052 4,896 4,415 4,193 4,376 14,233 12,984
Wireline Operations
3
RLEC 3,426 3,426 3,622 3,673 3,377 3,581 3,663 10,474 10,621
Competitive Wireline 8,556 8,697 8,762 9,038 9,398 9,186 9,461 26,015 28,045
Wireline Total 11,982 12,123 12,384 12,711 12,775 12,767 13,124 36,489 38,666
Other Operations
2
1,019 1,244 1,532 1,843 1,474 1,347 1,264 3,795 4,085
58,252 $      59,360 $      62,295 $            65,526 $          63,871 $            65,990 $            68,219 $            179,907 $      198,080 $
Adjusted EBITDA (a non-GAAP Measure) 4
Wireless PCS Operations 20,392 $      23,432 $      23,707 $            22,177 $          27,953 $            27,712 $            27,402 $            67,531 $        83,067 $
Wireline Operations
RLEC 10,935 10,242 10,373 11,289 11,343 11,262 12,048 31,550 34,653
Competitive Wireline 4,216 4,847 5,200 4,701 4,386 4,895 4,616 14,263 13,897
Wireline Total 15,151 15,089 15,573 15,990 15,729 16,157 16,664 45,813 48,550
Other Operations
2
(742) (1,054) (1,310) (1,620) (1,286) (1,120) (1,061) (3,106) (3,467)
34,801 $      37,467 $      37,970 $            36,547 $          42,396 $            42,749 $            43,005 $            110,238 $      128,150 $
Capital Expenditures
Wireless PCS Operations 8,740 $        9,907 $        20,902 $            16,542 $          14,235 $            14,583 $            16,762 $
39,549 $        45,580 $
Wireline Operations
RLEC 749 2,347 1,288 3,780 2,901 2,547 1,847 4,384 7,295
Competitive Wireline 2,841 4,001 3,874 5,972 2,043 3,474 3,878 10,716 9,395
Wireline Total 3,590 6,348 5,162 9,752 4,944 6,021 5,725 15,100 16,690
Other Operations 1,725 2,021 2,113 2,370 1,247 2,084 1,033 5,859 4,364
-
14,055 $      18,276 $      28,177 $            28,664 $          20,426 $            22,688 $            23,520 $            60,508 $        66,634 $
Nine Months Ended:
Three Months Ended:
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, terminationof advisory agreements, operational and capital restructuring charges and non-cash compensation, a non-GAAP Measure)
Sept.30, 2005¹
NTELOS Holdings Corp.
Summary of Operating Results
(dollars in thousands)